                                                                   EXHIBIT 10.34

                                                               EXECUTION VERSION

                              HOLLYWOOD PARK, INC.

                   9 1/4% Senior Subordinated Notes due 2007

                               PURCHASE AGREEMENT

                                                               February 12, 1999

Lehman Brothers Inc.
Cibc Oppenheimer Corp.
Morgan stanley & Co. Incorporated
NationsBANC MONTGOMERY SECURITIES LLC
SG COWEN SECURITIES CORPORATION
WASSERSTEIN PERELLA SECURITIES, INC.
C/O LEHMAN BROTHERS INC.
THREE WORLD FINANCIAL CENTER
NEW YORK, NEW YORK 10285

DEAR SIRS:

          Hollywood Park, Inc., a Delaware corporation (the "Company"), proposes
                                                             -------
to issue and sell to Lehman Brothers Inc., CIBC Oppenheimer Corp., Morgan Stanley & Co. Incorporated, NationsBanc Montgomery Securities LLC, SG Cowen Securities Corporation, and Wasserstein Perella Securities, Inc. (collectively, the "Initial Purchasers"), upon the terms and conditions set forth in this
     ------------------
agreement ("Agreement"), $350,000,000 in aggregate principal amount of its
            ---------
Series A 9 1/4% Senior Subordinated Notes due 2007 (the "Series A Notes")
                                                         --------------
guaranteed (the "Series A Guarantees") by each of the Restricted Subsidiaries of
                 -------------------
the Company other than Hollywood Park Kansas, Inc., Sunflower Racing, Inc. and its subsidiary SR Food & Beverage Company, Jefferson Casino Corporation and its subsidiary Casino Magic of Louisiana, Corp., Casino Magic Neuquen S.A. and its subsidiary Casino Magic Support Services SA, Casino Magic Management Services Corp., St. Louis Casino Corp., Boston Casino Corp., Casino Advertising, Inc., Boomtown Missouri, Inc., Boomtown Council Bluffs, Inc., Boomtown Iowa, L.C., Old River Enterprises, Blue Diamond Hotel and Casino, Inc. and Boomtown Las Vegas, Inc. (collectively, the "Guarantors"), in minimum denominations of $1,000
                         ----------
principal amount pursuant to the terms of an Indenture (the "Indenture") among
                                                             ---------
the Company, the Guarantors and The Bank of New York, as trustee (the "Trustee"), relating to the Series A Notes. Capitalized terms used but not
 -------
defined herein shall have the meanings given to such terms in the Indenture.

          The Series A Notes will be offered and sold to you pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"). The Company has prepared a preliminary
                 --------------
offering memorandum, dated January 29, 1999 (the "Preliminary Offering
                                                  --------------------
Memorandum") and will prepare a final offering memorandum (as it may be amended
----------
or supplemented from time to time, the "Offering Memorandum"), to be dated
                                        -------------------
February 12, 1999, relating to the Company, the Series A Notes and the Series A Guarantees. As described in the Offering Memorandum, the Company will first use the net proceeds from the offering of the Series A Notes to repay outstanding borrowings under the Company's Amended and Restated Reducing Revolving Loan Agreement with a syndicate of banks led by Bank of America National Trust & Savings Association, as Administrative Agent (the "Bank
                                                                            ----
Credit Facility"). The balance of the net proceeds will be used for general
---------------
corporate purposes.

          Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Series A Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

          "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) (a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

          You have advised the Company that you will make offers and sales (the "Exempt Resales") of the Series A Notes purchased by you hereunder on the terms
 --------------
set forth in the Offering Memorandum, as amended or supplemented, solely (i) to persons whom you reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Securities Act ("QIBs") and (ii) outside the United States to
                                -----
persons other than U.S. persons in offshore transactions meeting the requirements of Rule 904 of Regulation S ("Regulation S") under the Securities
                                           ------------
Act (such persons specified in clauses (i) and (ii) being referred to herein as the "Eligible Purchasers"). As used herein, the terms "offshore transaction,"
     -------------------
"United States" and "U.S. person" have the respective meanings given to them in Regulation S. You will offer the Series A Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

          Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated February 18, 1999 (the "Closing
 -----------------------------                                        -------
Date"), in the form of Exhibit A hereto, for so long as such Series A Notes
----
constitute "Transfer Restricted Securities" (as defined in the Registration
            ------------------------------
Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a
                 ----------
registration statement under the Securities Act (the "Exchange Offer
                                                      --------------
Registration Statement") relating to the Company's Series B 9 1/4% Senior
----------------------
Subordinated Notes due 2007 (the "Series B Notes" and, together with the Series
                                  --------------
A Notes, the "Notes") to be offered in exchange for the Series A Notes, (such
              -----
offer to exchange being referred to collectively as the "Registered Exchange
                                                         -------------------
Offer") and (ii) a shelf registration statement pursuant to Rule 415 under the
-----
Securities Act (the "Shelf Registration Statement") relating to the resale by
                     ----------------------------
certain holders of the Series A Notes, and to use their best efforts to cause such Registration Statements to be declared effective. This Agreement, the Notes, the Guarantees (as defined herein), the Indenture and the Registration Rights Agreement are hereinafter referred to collectively as the "Operative
                                                                  ---------
Documents."  This is to confirm the agreements concerning the purchase of the
---------
Series A Notes from the Company by you.

     1. Representations, Warranties and Agreements of the Company and the Guarantors. The Company and the Guarantors jointly and severally represent, warrant and agree that:

         (a) The Offering Memorandum will be prepared by the Company for use by the Initial Purchasers in connection with the Exempt Resales and will not differ substantially from the Preliminary Offering Memorandum, unless otherwise agreed to by the Initial Purchasers. No order or decree preventing the use of the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company and the Guarantors, is contemplated.

         (b) The Offering Memorandum as of its date and as of the Closing Date (in each case taken together with the documents expressly incorporated by reference therein ("Incorporated Documents")), will not contain an untrue statement of a material fact or omit to state a material fact necessary, in order to make the statements, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company in writing by or on behalf of the Initial Purchasers expressly for use therein.

         (c) The market-related and customer-related data and estimates included in the Offering Memorandum are based on or derived from sources which the Company believes to be reliable and accurate in all material respects.

         (d) The Company and each Guarantor have been duly organized and are validly existing as corporations, limited liability companies or partnerships, as applicable, in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification except for such qualification and good standing the failure of which, individually or in the aggregate, would not reasonably be expected to result in a material adverse effect on the condition (financial or other), business, prospects, properties, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse
                                                         ----------------
Effect"), and have all power and authority necessary to own or hold their
------
respective properties and to conduct the businesses in which they are engaged.

         (e) All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Offering Memorandum or the Incorporated Documents; and (i) approximately 51% of the capital stock of Casino Magic Neuquen S.A., (ii) approximately 97% of the outstanding membership interests in Indiana Ventures LLC and (iii) 100% of the issued shares of capital stock of each other subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, other than (A) liens, encumbrances, equities or claims described in the Offering Memorandum or the Incorporated Documents and (B) such other liens, encumbrances, equities or claims as are not, individually or in the aggregate, material to the Company and its subsidiaries, taken as a whole.

         (f) The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, the Indenture, the Notes, the Guarantees and the Registration Rights Agreement.

         (g) This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors.

         (h) The Registration Rights Agreement will be duly authorized by the Company and each of the Guarantors, and when duly executed by the proper officers of the Company and the Guarantors (assuming due execution and delivery by the Initial Purchasers) and delivered by the Company and each Guarantor, will constitute a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing and except as rights to indemnity and contribution thereunder may be limited by Federal or state securities laws or principles of public policy.

         (i) The Indenture will be duly authorized, and when duly executed by the proper officers of the Company (assuming due execution and delivery by the Trustee) and delivered by the Company, will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing; no qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the "1939 Act") is required in connection with the Exempt
                       --------
Resales.

         (j) The Series A Notes will be duly and validly authorized by the Company and when duly executed by the Company in accordance with the terms of the Indenture and, assuming due authentication of the Series A Notes by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing; and the Series A Notes, when issued and delivered, will conform in all material respects to the description thereof contained in the Offering Memorandum.

          (k) The Series A Guarantees will be duly and validly authorized by the Guarantors and when duly endorsed on the Series A Notes in accordance with the terms of the Indenture and, assuming due authentication of the Series A Notes by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof will constitute valid and binding obligations of each of the Guarantors entitled to the benefits of the Indenture and enforceable against each in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing; and the Series A Guarantees, when issued and delivered, will conform in all material respects to the description thereof contained in the Offering Memorandum. Except as provided in the Offering Memorandum, each subsidiary of the Company as of the date hereof will be a Guarantor.

         (l) The Series B Notes will be duly and validly authorized by the Company and if and when duly issued and authenticated in accordance with the terms of the Indenture and delivered in accordance with the Registered Exchange Offer provided for in the Registration Rights Agreement, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing.

         (m) The guarantees of the Series B Notes (the "Series B Guarantees"
                                                        -------------------
and, together with the Series A Guarantees, the "Guarantees") will be duly and
                                                 ----------
validly authorized by the Guarantors and if and when duly endorsed on the Series B Notes in accordance with the terms of the Indenture and delivered in accordance with the Registered Exchange Offer provided for in the Registration Rights Agreement, will constitute valid and binding obligations of each of the Guarantors entitled to the benefits of the Indenture and enforceable against each of the Guarantors in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing.

         (n) The execution, delivery and performance of this Agreement and the other Operative Documents by the Company and the Guarantors and the consummation of the transactions contemplated hereby or thereby, and the consummation by the Company of the transactions contemplated thereby, will not violate or constitute a breach of, or a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of the Guarantors is bound or to which any of the property or assets of the Company or any of the Guarantors is subject, that is material to the financial condition or prospects of the Company and its subsidiaries, taken as a whole (collectively, the "Material Agreements"), except for violation or breach of which or default under
 -------------------
which, individually, or in the aggregate, would not result in a Material Adverse Effect, nor will such actions result in any violation of the provisions of the charter or by-laws, or other organizational documents of the Company or any of the Guarantors or any law, statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Guarantors or any of their properties or assets (collectively, "Law or Legal
                                                                    ------------
Requirements"), except where any such violation could not, singly or in the
------------
aggregate with all other such violations, reasonably be expected to have a Material Adverse Effect, provided, that the provisions for indemnification and contribution hereunder and thereunder may be limited by federal and state securities laws and equitable principles and public policy considerations; and except as may be required in connection with (i) the registration under the Securities Act of the Series B Notes in accordance with the Registration Rights Agreement, (ii) qualification of the Indenture under the 1939 Act in connection with the consummation of the transactions contemplated by the Registration Rights Agreement, (iii) compliance with the securities or Blue Sky laws of various jurisdictions, (iv) applicable Gaming Laws and Gaming Authorities in connection with the registration, sale and issuance of the Series B Notes and Series B Guarantees and restrictions on the transfer of, and agreements not to encumber, the equity securities of Boomtown, Inc. and Boomtown Hotel & Casino, Inc. in connection with the registration, sale and issuance of the Series A Notes, and (v) the Bank Credit Facility, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body (collectively, "Consents and Filings") is required for the execution,
                        --------------------
delivery and
performance of this Agreement or any of the Operative Documents by the Company and the Guarantors, as applicable, and the consummation of the transactions contemplated hereby and thereby.

          (o) Except as described in the Offering Memorandum or the Incorporated Documents and except as provided by the Registration Rights Agreement, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied or rights not exercisable in connection with the Offering Memorandum) to require the Company to file a registration statement under the Securities Act with respect to any debt securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Exchange Offer Registration Statement, the Shelf Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

          (p) Except as described in the Offering Memorandum or the Incorporated Documents, the Company and the Guarantors have not sold or issued any securities with terms that are substantially similar to the Notes and the Guarantees during the six-month period preceding the date of the Offering Memorandum, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act.

          (q) Neither the Company nor any of the Guarantors has incurred, since the date of the latest financial statements included in the Offering Memorandum, any liability or obligation, direct or contingent, or entered into any transaction, in each case not in the ordinary course of business, that is material to the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Offering Memorandum or the Incorporated Documents; and, since such date, there has not been any material change in the capital stock or material increase in the short-term or long-term debt of the Company or any of the Guarantors or any material adverse change, or any development involving or which would reasonably be expected to involve a Material Adverse Effect, otherwise than as described or contemplated in the Offering Memorandum or the Incorporated Documents.

          (r) The historical and pro forma financial statements, together with related notes, set forth in the Offering Memorandum comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act applicable to registration statements on Form S-1 under the Securities Act. The historical financial statements of the Company fairly present the financial position of the Company (or its predecessors) at the respective dates indicated and the results of operations and cash flows of the Company (or its predecessors) for the respective periods indicated, in accordance with generally accepted accounting principles consistently applied throughout such periods. Such pro forma financial statements have been prepared on a basis consistent with such historical statements of the Company, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and in good faith and present the historical and proposed transactions contemplated by the Offering Memorandum and this Agreement in compliance with Regulation S-X in all material respects. The other financial and statistical information and data included in the Offering Memorandum, historical and pro forma, have been derived from the financial records of the Company (or its predecessors) and, in all material respects, have been prepared on a basis consistent with such books and records of the Company (or its predecessors), except as disclosed therein.

          (s) Arthur Andersen LLP, who have audited certain financial statements of the Company and the Guarantors, whose report appears in the Offering Memorandum and who will deliver the letter referred to in Section 7(h) hereof, are independent public accountants under Rule 101 of the AICPA's Code of Professional Conduct, and its interpretation and rulings.

          (t) The Company and each of the Guarantors have good and marketable title to all property (real and personal) described in the Offering Memorandum as being owned by them, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Offering Memorandum or the Incorporated Documents or, to the extent of any such liens, claims, security interests or other encumbrances, such as would not reasonably be expected to have a Material Adverse Effect (individually or in the aggregate) and all the material property described in the Offering Memorandum as being held under lease by the Company and the Guarantors is held by them under valid, subsisting and enforceable leases, with only such exceptions as would not reasonably be expected to have a Material Adverse Effect (individually or in the aggregate).

          (u) The Company and each of the Guarantors own or possess adequate rights to use all material patents, trademarks, service marks, trade names, copyrights, licenses, inventions, trade secrets and other rights, and all registrations or applications relating thereto, described in the Offering Memorandum as being owned by them or necessary for the conduct of their business, except as such would not reasonably be expected to have a Material Adverse Effect (individually or in the aggregate), and the Company is not aware of any pending or threatened claim to the contrary or any pending or threatened challenge by any other person to the rights of the Company and the Guarantors with respect to the foregoing which, if determined adversely to the Company and the Guarantors would reasonably be expected to have a Material Adverse Effect (individually or in the aggregate).

          (v) Except as described in the Offering Memorandum or the Incorporated Documents, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or any of its subsidiaries or to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which are reasonably likely to cause a Material Adverse Effect.

          (w) There are no contracts or other documents which would be required to be described in a prospectus contained in a registration statement on Form S-1 by the Securities Act or by the rules and regulations thereunder which have not been described in the Offering Memorandum or the Incorporated Documents (other than certain contracts or documents required by Item 402 of Regulation S-K under the Securities Act).

          (x) No material relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, except as described in the Offering Memorandum or the Incorporated Documents.

          (y) The Company is not involved in any strike, job action or labor dispute with any group of employees that would reasonably be expected to have a Material Adverse Effect, and, to the Company's knowledge, no such action or dispute is threatened.

          (z) Except as disclosed in the Offering Memorandum or the Incorporated Documents, the Company is in compliance with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), where failure to so comply would have a Material Adverse Effect; no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any material liability; the Company has not incurred and does not expect to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code") (other than contributions in the normal course which are not in default); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to result in any loss of such qualification where such failure to qualify or loss of qualification would reasonably be expected to have a Material Adverse Effect.

          (aa) The Company and the Guarantors have filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of the Guarantors nor does the Company have any knowledge of any proposed or asserted tax deficiency which, if determined adversely to the Company and its subsidiaries, might have a Material Adverse Effect.

          (bb) Neither the Company nor any of the Guarantors (i) is in violation of its charter or by-laws or other organizational document, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any Material Agreement or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except as any such violation or default (i) is disclosed in the Offering Memorandum or the Incorporated Documents, or (ii) could not, singly or in the aggregate with all other such violations and defaults, reasonably be expected to have a Material Adverse Effect.

          (cc) Neither the Company nor any of the Guarantors has failed to obtain any material license, permit, certificate, franchise or other approvals or authorizations of governmental or regulatory authorities as are necessary under applicable law to own their respective properties and to conduct their respective businesses in the manner conducted as of the Closing Date as described in the Offering Memorandum or the Incorporated Documents, including all governmental licenses, permits, approvals and authorizations necessary for the operation of their respective gaming and racing facilities and for the operation of their respective hotel, restaurant, entertainment, truckstop and related facilities (the "Permits") except to the extent that the
                                       -------
failure to have any such Permit could not, singly or in the aggregate with all other such failures, reasonably be expected to have a Material Adverse Effect; the Company and each of the Guarantors has fulfilled and performed, in all material respects, all their respective material obligations with respect to the Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or has resulted or after notice or lapse of time would result in any other material impairment of the rights of the holder of any such Permit subject in each case to such qualification as may be set forth in the Offering Memorandum or the Incorporated Documents and except to the extent that any such revocation or termination could not, singly or in the aggregate with all other such revocations and terminations, reasonably be expected to have a Material Adverse Effect; and, except as described in the Offering Memorandum or the Incorporated Documents, none of the Permits contains any restriction more burdensome than the restrictions typically applicable to operators of gaming businesses or enterprises, the compliance with which could reasonably be expected to have a Material Adverse Effect.

          (dd) To the best of the Company's knowledge, neither the Company nor any of the Guarantors, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity or has made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds or violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, except as such that would not reasonably be expected to have a Material Adverse Effect.

          (ee) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of the Guarantors (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action that would not have, or would not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect. There has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company has knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect. The terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

         (ff) Neither the Company nor any Guarantor has violated any Federal, state or local law relating to discrimination in hiring, promotion or pay of employees except where such violation could not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Guarantor has caused or permitted any goods to be manufactured, sold or distributed by any of its employees in violation of the minimum wage or overtime laws of Sections 6 and 7 of the Federal Fair Labor Standards Act, except where such violation could not reasonably be expected to have a Material Adverse Effect.

         (gg) Neither the Company nor any Guarantor is and upon sale of the Series A Notes to be issued and sold thereby in accordance herewith and the application of the net proceeds to the Company of such sale as described in the Offering Memorandum under the caption "Use of Proceeds," will not be, an "investment company" within the meaning of such term under the United States Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

         (hh) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D ("Regulation D") under the Securities Act) of the Company has
                  -----------
directly, or through any agent (provided that no representation is made as to the Initial Purchasers or any person acting on its behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or could be integrated with the offering and sale of the Notes in a manner that would require the registration of the Series A Notes under the Securities Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offering of the Series A Notes.

          (ii) Except as permitted by the Securities Act, the Company has not distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Series A Notes, will not distribute any offering material in connection with the offering and sale of the Series A Notes other than the Offering Memorandum.

          (jj) When the Series A Notes are issued and delivered pursuant to this Agreement, such Series A Notes will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or that are
                                                  ------------
quoted in a U.S. automated inter-dealer quotation system.

          (kk) Assuming (i) that your representations and warranties in Section 2 are true, (ii) compliance by you with your covenants set forth in Section 2 and (iii) that each of the Eligible Purchasers is a QIB or a person who is not a "U.S. person" who acquires the Series A Notes outside the United States in an "offshore transaction" (within the meaning of Rule 904 of Regulation S), the purchase of the Series A Notes by you pursuant hereto and the resale of the Series A Notes pursuant hereto pursuant to the Exempt Resales is exempt from the registration requirements of the Securities Act.

          (ll) None of the Company or any of its affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Notes, and the Company and its affiliates and all persons acting on its of their behalf have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Notes outside of the United States. The sales of the Series A Notes pursuant to Regulation S are "offshore transactions" and are not part of a plan or scheme to evade the registration provision of the Securities Act. The Company makes no representation in this paragraph (ll) with respect to the Initial Purchasers.

          (mm) The Company is a "reporting issuer" as defined in Rule 902 under the Securities Act.

          (nn) The Company is not, nor will it be, as a result of or after giving effect to the issuance of the Notes and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, (i) insolvent, (ii) left with an unreasonably small capital with which to engage in its existing and anticipated businesses or (iii) incurring debts beyond its ability to pay such debts as they mature. The Company is not issuing the Notes in anticipation of insolvency.

          (oo) The Guarantors taken as a whole, are not, nor will they be as a result of or after giving effect to the issuance of the Notes, or the incurrence of liabilities thereunder, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, (i) insolvent, (ii) left with an unreasonably small capital with which to engage in their existing and anticipated businesses or (iii) incurring debts beyond their ability to pay such debts as they mature. None of the Guarantors is issuing its guaranty of the Notes in anticipation of insolvency.

          (pp) The Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date, in each case taken together with the documents incorporated by reference therein, contains all the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Securities Act.

     2. Representations, Warranties and Agreements of the Initial Purchasers. Each Initial Purchaser represents and warrants with respect to itself that:

          (a) Such Initial Purchaser is a QIB or an institutional accredited investor as defined in Rule 501(a)(1), (2), (3) and (7) under the Securities Act (each, an "Accredited Institution"), in either case with such knowledge and
           ----------------------
experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

          (b) Such Initial Purchaser (i) is not acquiring the Series A Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Notes in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction; (ii) in connection with the Exempt Resales, will solicit offers to buy the Notes only from, and will offer, sell or deliver the Notes only to, the Eligible Purchasers in accordance with this

Agreement and on the terms contemplated by the Offering Memorandum; and (iii) will not offer or sell the Notes, nor has it offered or sold the Notes by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D; including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offering of the Series A Notes.

          (c) The Series A Notes have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. The Initial Purchasers represent that they have not offered, sold or delivered the Series A Notes, and will not offer, sell or deliver the Series A Notes (i) as part of its distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Series A Notes and the Closing Date (such period, the "Restricted Period"), within the United States or to, or for the
             -----------------
account or benefit of U.S. persons, except in accordance with Rule 144A under the Securities Act, or to Accredited Institutions in transactions that are exempt from the registration requirements of the Securities Act. Accordingly, each Initial Purchaser represents and agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts within the meaning of Rule 901(b) of Regulation S with respect to the Notes, and it, its affiliates and all persons acting on its behalf have complied and will comply with the offering restriction requirements of Regulation S.

          (d) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Notes (other than a sale pursuant to Rule 144A in transactions that are exempt from the registration requirements of the Securities Act), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Notes from it during the Restricted Period a confirmation or notice substantially to the following effect:

          "The Notes covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering or the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings assigned to them in Regulation S."

          Such Initial Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Notes, except with its affiliates or with the prior written consent of the Company.

          (e) Such Initial Purchaser further represents and agrees that (i) it has not offered or sold and will not offer or sell any Notes to persons in the United Kingdom prior to the expiry of the period of six months from the issue date of the Notes, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom, and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Notes to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 or is a person to whom the document may otherwise lawfully be issued or passed on.

          (f) Such Initial Purchaser agrees not to cause any advertisement of the Notes to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Notes, except such advertisements as include the statements required by Regulation S.

          (g) The sales of the Series A Notes pursuant to Regulation S are "offshore transactions" and are not part of a plan or scheme to evade the registration provisions of the Securities Act.

          (h) Such Initial Purchaser understands that the Company and, for purposes of the opinions to be delivered to you pursuant to Section 7 hereof, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

          The terms used in this Section 2 that have meanings assigned to them in Regulation S are used herein as so defined.

          Each Initial Purchaser further agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, the Eligible Purchasers in Exempt Resales. Such Initial Purchaser will deliver an Offering Memorandum, as amended or supplemented through the date of each Exempt Resale, contemporaneously with or prior to each such Exempt Resale (to the extent made available by the Company) if the Company has not already done so, and it has not delivered, and will not after the date of this Agreement deliver any offering materials other than the Offering Memorandum or any amendment or supplement thereto in connection with any Exempt Resale without the prior consent of the Company. In addition, upon the Company's request, the Initial Purchasers shall advise the Company (which advice may be by telephone) when their initial distribution of the Notes has been completed.

      3. Purchase of the Notes and the Guarantees by the Initial Purchasers. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell the Series A Notes (and cause the Guarantors to issue the Series A Guarantees) to the several Initial Purchasers and each of the Initial Purchasers, severally and not jointly, agrees to purchase the aggregate principal amount of Series A Notes set opposite that Initial Purchaser's name in Schedule 1 hereto. Each Initial Purchaser will purchase such aggregate principal amount of Series A Notes at an aggregate purchase price equal to 97 5/8% of the aggregate principal amount thereof (the "Purchase Price").
              --------------

          The Company shall not be obligated to deliver any of the Series A Notes and Series A Guarantees to be delivered on the Closing Date (as defined herein), except upon payment for all the Series A Notes to be purchased on the Closing Date as provided herein.

      4.  Delivery of and Payment for the Notes and the Guarantees.

          (a) Delivery of and payment for the Series A Notes and the Series A Guarantees shall be made at the office of Irell & Manella LLP, 1800 Avenue of the Stars, Suite 900, Los Angeles, California 90067 at 8:00 A.M., California time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Initial Purchasers and the Company.

          (b) On the Closing Date, one or more Series A Notes in definitive form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), or such other names as the Initial Purchasers may request upon at least one business day's notice to the Company, having an aggregate principal amount corresponding to the aggregate principal amount of Series A Notes sold pursuant to Eligible Resales (collectively, the "Global Note"), shall be delivered by the Company to the Initial Purchasers against payment by the Initial Purchasers of the purchase price thereof by wire transfer of immediately available funds as the Company may direct by written notice delivered to you two business days prior to the Closing Date. The Global Note in definitive form shall be made available to you for inspection not later than 2:00 p.m. on the business day prior to the Closing Date.

          (c) Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Initial Purchaser hereunder.

      5.  Further Agreements of the Company.  The Company agrees:

         (a) To advise you promptly and, if requested by you, to confirm such advice in writing, of (i) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Series A Notes or Series A Guarantees for offering or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose by the Commission or any state securities commission or other regulatory authority, and
(ii) the happening of any event that makes any statement of a material fact made in the Offering Memorandum untrue or which requires the making of any additions to or changes in the Offering Memorandum in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company shall use all commercially reasonable efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of the Series A Notes or Series A Guarantees under any state securities or Blue Sky laws and, if at any time any state securities commission shall issue any stop order suspending the qualification or exemption of the Series A Notes or Series A Guarantees under any state securities or Blue Sky laws, the Company shall use every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

          (b) To furnish to you, as many copies of the Offering Memorandum, and any amendments or supplements thereto, as you may reasonably request. Such copies shall be furnished without charge for use in connection with the Exempt Resales for the nine month period immediately following the Closing Date. The Company consents to the use of the Offering Memorandum, and any amendments and supplements thereto required pursuant to this Agreement, by you in connection with the Exempt Resales that are in compliance with this Agreement.

          (c) Not to amend or supplement the Offering Memorandum prior to the Closing Date or during the period referred to in (d) below unless you shall previously have been advised of, and shall not have reasonably objected to, such amendment or supplement within a reasonable time, but in any event not longer than five days after being furnished a copy of such amendment or supplement. The Company shall promptly prepare, upon any reasonable request by you, any amendment or supplement to the Offering Memorandum that may be necessary or advisable in connection with Exempt Resales.

          (d) If, in connection with any Exempt Resales, any event shall occur that, in the judgment of the Company or in the judgment of counsel to you, makes any statement of a material fact in the Offering Memorandum untrue or that requires the making of any additions to or changes in the Offering Memorandum in order to make the statements in the Offering Memorandum, in light of the circumstances under which they were made at the time that the Offering Memorandum is delivered to prospective Eligible Purchasers, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, the Company shall promptly notify you of such event and prepare an appropriate amendment or supplement to the Offering Memorandum so that (i) the statements in the Offering Memorandum as amended or supplemented will, in light of the circumstances under which they were made at the time that the Offering Memorandum is delivered to prospective Eligible Purchasers, not be misleading and (ii) the Offering Memorandum will comply with applicable law.

          (e) For a period of 90 days from the date of the Offering Memorandum, not to, directly or indirectly, sell, contract to sell, grant any option to purchase, issue any instrument convertible into or exchangeable for, or otherwise transfer or dispose of, any debt securities of the Company or any of its subsidiaries, except (i) for the Series B Notes in connection with the Registered Exchange Offer or (ii) with the prior consent of Lehman Brothers Inc.

          (f) Promptly from time to time to take such action as the Initial Purchasers may reasonably request to qualify the Series A Notes and the Series A Guarantees for offering and sale under the securities laws of such jurisdictions as the Initial Purchasers may request (provided, however, that the Company shall not in any event be obligated to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to taxation or service of process in any jurisdiction in which it is not now so subject, other than service of process with respect to the offering and sale of the Notes) and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Series A Notes and the Series A Guarantees.

          (g) Prior to the Closing Date, to furnish to you, as soon as they have been prepared, a copy of any internal consolidated financial statements of the Company for any period subsequent to the period covered by the financial statements appearing in the Offering Memorandum.

          (h) To use all commercially reasonable efforts to do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date and to satisfy all conditions precedent on its part to the delivery of the Series A Notes.

          (i) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Series A Notes in a manner that would require the registration under the Securities Act of the sale to you or the Eligible Purchasers of Series A Notes.

          (j) The Company and each Guarantor agrees to comply in all material respects with the terms and conditions of the Operative Documents applicable to it and all agreements set forth in the representation letters of the Company to the DTC relating to the approval of the Notes by DTC for "book entry" transfer.

          (k) The Company and each Guarantor agree that in connection with any registration of the Notes pursuant to the Registration Rights Agreement, or at such earlier time as may be so required by law, the Indenture shall be qualified under the 1939 Act and the Company and Guarantors will enter into any necessary supplemental indentures and take any other necessary action in connection therewith.

          (l) Except as stated in this Agreement and in the Offering Memorandum, neither the Company nor any Guarantor has taken or will take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Notes to facilitate the sale or resale of the Notes. Except as permitted by the Securities Act, neither the Company, nor any Guarantor will permit any person acting on its behalf to solicit any offers to buy and will not offer to sell the Notes by means of any form of general solicitation or general advertising or by means of any directed selling efforts (as defined in Regulation S and the Commission's releases related thereto).

          (m) During any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act within the two year period following the Closing Date, to make available to any registered holder or beneficial owner of Series A Notes in connection with any sale thereof and any prospective purchaser of such Series A Notes from such registered holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act.

          (n) To use best efforts to effect the inclusion of the Notes in the National Association of Securities Dealers, Inc. Automated Quotation System - PORTAL ("PORTAL").
         ------

          (o) To apply the net proceeds from the sale of the Series A Notes being sold by the Company as set forth in the Offering Memorandum under the caption "Use of Proceeds."

          (p) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the United States Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

          (q) To assist the Initial Purchasers and counsel for the Initial Purchasers in connection with their continuing due diligence.

          (r) To take such steps as shall be necessary to ensure that all the subsidiaries of the Company that are not designated as "unrestricted subsidiaries" in accordance with the Indenture will be guarantors of the Notes, to the extent required by the Indenture.

          (s) To use its reasonable best efforts to obtain a consent under the Bank Credit Facility to the issuance and sale of the Notes and the use of proceeds therefrom.

          (t) Neither the Company nor any Guarantor will claim voluntarily, and the Company and each Guarantor will, subject to the fiduciary duties of the Board of Directors of the Company and each Guarantor and applicable law, resist actively any attempts to claim the benefit of any usury laws against the holders of any Notes.

          6. Expenses. The Company agrees to pay: (a) the costs incident to the authorization, issuance, sale and delivery of the Notes and the Guarantees and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing of the Offering Memorandum and any amendments and supplements thereto; (c) the costs of distributing the Offering Memorandum and any amendment or supplement to the Offering Memorandum, all as provided in this Agreement; (d) the fees, disbursements and expenses of the Company's counsel and accountants; (e) all expenses and listing fees in connection with the application for quotation of the Series A Notes in PORTAL; (f) all fees and expenses (including fees and expenses of counsel) of the Company in connection with approval of the Notes by DTC for "book-entry" transfer; (g) the fees and expenses of qualifying the Notes and Guarantees under the securities laws of the several jurisdictions as provided in Section 5(f) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Initial Purchasers); (h) any fees charged by securities rating services for rating the Notes and Guarantees; (i) all costs and expenses incident to the performance of the Company's obligations under Section 11 and
(j) all other costs and expenses incident to the performance of the obligations of the Company and the Guarantors. Except as provided in Section 11 hereof, the Initial Purchasers shall pay their own costs and expenses (including the costs and expenses of their counsel). Notwithstanding the foregoing, the Company and the Initial Purchasers shall each pay their own expenses relating to the road show, provided, however, that the Initial Purchasers shall pay all of the costs of renting the chartered plane and of the investor meetings (including meals with investors).

      7. Conditions of Initial Purchasers' Obligations. The respective obligations of the Initial Purchasers hereunder are subject to each of the following terms and conditions:

          (a) At the time of execution of this Agreement and on the Closing Date, no order or decree preventing the use of the Offering Memorandum or any amendment or supplement thereto, nor any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act shall have been issued, and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company or any Guarantor, be contemplated. No order suspending the sale of the Notes in any jurisdiction shall have been issued, and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of either the Company or any Guarantor, shall be contemplated.

          (b) No Initial Purchaser shall have discovered and disclosed to the Company on or prior to the Closing Date that the Offering Memorandum (taken together with the Incorporated Documents) or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Latham & Watkins, counsel for the Initial Purchasers, is material or omits to state a fact which, in the opinion of such counsel, is material and is necessary to make the statements, in the light of the circumstances under which they were made, not misleading.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the other Operative Documents, the Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (d) Irell & Manella LLP shall have furnished to the Initial Purchasers, its written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that:

             (i) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and is duly registered and qualified to conduct its business and is in good standing as a foreign corporation in each jurisdiction listed on a schedule to the opinion;

             (ii) Each Guarantor is an entity duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization with full corporate, limited liability company or partnership, as applicable, power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and is duly registered and qualified to conduct its business and is in good standing as a foreign corporation, partnership or other entity in each jurisdiction listed on a schedule to the opinion;

                  (iii) The Company has the corporate power and authority to enter into this Agreement and the other Operative Documents and to issue, sell and deliver the Notes to be sold by it to the Initial Purchasers as provided herein, and this Agreement and each of the other Operative Documents (other than the Notes) have been duly authorized, executed and delivered by the Company and such Operative Documents (other than this Agreement) are valid and legally binding agreements of the Company, enforceable against the Company in accordance with their respective terms;

                  (iv) Each Guarantor has the corporate, limited liability company or partnership, as applicable, power and authority to enter into this Agreement and the other Operative Documents, and this Agreement and each of the other applicable Operative Documents (other than the Guarantees) have been duly authorized, executed and delivered by each Guarantor and such Operative Documents (other than this Agreement) is valid and legally binding agreement of each Guarantor, enforceable against each Guarantor in accordance with its respective terms;

                  (v) The Notes have been duly authorized, executed and issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with the terms of the Purchase Agreement, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture; and the Notes, when issued and delivered, will conform to the description thereof contained in the Offering Memorandum in all material respects.

                  (vi) The Guarantees have been duly authorized and executed by the respective Guarantors and, assuming due authentication of the Notes by the Trustee, upon payment and delivery in accordance with the terms of the Purchase Agreement will constitute valid and legally binding obligations of each of the Guarantors enforceable in accordance with their terms.

                  (vii) (x) The offer, sale or delivery of the Notes as of the Closing Date, and (y) the execution, delivery and performance by the Company and the Guarantors of this Agreement and the other Operative Documents, and (z) compliance by the Company and the Guarantors with the provisions hereof or thereof and consummation by the Company and the Guarantors of the transactions contemplated hereby or thereby, do not and will not violate and do not and will not constitute a breach of, or a default under (including any event which, with notice or lapse of time or both, would be a breach of or a default under), (a) the certificate or articles of incorporation or partnership or membership agreement or bylaws or other organizational documents of the Company or any of its subsidiaries as in effect on the Closing Date or (b) any agreement or instrument listed under Items 4 or 10 in the exhibit index to the Company's 1997 Form 10-K or in the
                  exhibit index to the Company's subsequently filed Forms 10-Q as in effect on the Closing Date, except, with respect to this clause (b) any such violation, breach or default that could not, singly or in the aggregate, with all such other violations, breaches and defaults, reasonably be expected to have a Material Adverse Effect; and other than as described in the Offering Memorandum, and, based solely on facts known to such counsel, no such action will result in any violation of any Law or Legal Requirement in effect as of the Closing Date which in such counsel's experience is customarily applicable to transactions of the type contemplated by the Operative Documents (assuming for the purposes of this paragraph compliance with all applicable state securities and Blue Sky laws and, in the case of the Registration Rights Agreement, the Securities Act, the Exchange Act and the 1939 Act);

                  (viii) No Consent or Filing based on Law or Legal Requirements (including California Gaming Laws) as in effect on the Closing Date which in such counsel's experience is customarily applicable to transactions of the type contemplated by the Operative Documents is required on the part of the Company or any of its subsidiaries for the valid issuance and sale of the Notes to the Initial Purchasers as contemplated by this Agreement or the execution, delivery or performance by the Company and the Guarantors of each of the Operative Documents, to which each is a party, except (A) as have been obtained and are in full force and effect, (B) as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Notes or such as may be required under the Securities Act, the Exchange Act or the 1939 Act in connection with the performance by the Company of its obligations under the Registration Rights

                  Agreement and (C) as may be required by applicable Gaming Laws and Gaming Authorities in connection with the registration, sale and issuance of the Series B Notes and any Guarantees thereof, as to which such counsel need not express an opinion;

                  (ix) To the knowledge of such counsel, there are no legal or governmental proceedings pending or threatened against the Company or any of its subsidiaries, or to which the Company or any of its subsidiaries or any of their respective property or assets is subject, which are not disclosed in the Offering Memorandum or the Incorporated Documents and which could, singly or in the aggregate with all other such proceedings, reasonably be expected to have a Material Adverse Effect or materially adversely affect the consummation of the transactions contemplated by the Operative Documents;

                  (x) To such counsel's knowledge, there are no contracts or documents of a character required by the Securities Act or by the rules and regulations thereunder to be described in a prospectus included in a registration statement on Form S-1 which are not described in the Offering Memorandum or the Incorporated Documents (other than certain contracts or documents required by Item 402 of Regulation S-K under the Securities Act);

                  (xi) The statements in the Offering Memorandum, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions are true and accurate in all material respects and summarize fairly the information required to be shown in all material respects, except statements of law or legal conclusions in the section entitled "Business" under the heading "Regulation and Licensing" that address jurisdictions other than California, as to which such counsel need express no opinion;

                  (xii) Except as described in the Offering Memorandum, to the knowledge of such counsel, no holder of any securities of the Company (except for the holders of the Notes) or any other person has the right to have any securities of the Company included in any registration statement contemplated by the Registration Rights Agreement;

                  (xiii) No registration of any of the Notes under the Securities Act is required for the sale of the Notes to the Initial Purchasers as contemplated in this Agreement or for the Exempt Resales (assuming (A) that each Initial Purchaser is a

                  Qualified Institutional Buyer, (B) that any person who buys the Notes in the Exempt Resales is an Eligible Purchaser, (C) the accuracy of the Initial Purchasers' representations in this Agreement, (D) the accuracy of the representations of the Company and the Guarantors in this Agreement regarding the absence of general solicitation in connection with the Exempt Resales and (E) the accuracy of the representations made by, and in compliance with the agreements made by, all purchasers under the terms set forth in the Offering Memorandum under the caption "Notice to Investors");

                  (xiv) Except for issuances of Notes pursuant to the Registered Exchange Offer, as defined in the Indenture, no qualification of the Indenture under the 1939 Act is required in connection with the offer and sale of the Notes contemplated hereby or in connection with the Exempt Resales;

                  (xv) Assuming that the proceeds of issuance of the Notes are used as set forth in the Offering Memorandum, neither the consummation of the transactions contemplated hereby nor the sale, issuance, execution or delivery of the Notes, nor the application of the proceeds therefrom (if applied as described in the Offering Memorandum under the caption "Use of Proceeds"), will violate Regulation T (12 C.F.R. Part 220), U (12 C.F.R. Part 221) or X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System;

                  Such counsel shall also have furnished to the Initial Purchasers a written statement, addressed to the Initial Purchasers and dated the Closing Date to the effect that in the course of the preparation by the Company of the Offering Memorandum, such counsel participated in conferences with certain officers and employees of the Company, representatives of Arthur Andersen LLP and representatives of the Initial Purchasers and their counsel at which the contents of the Offering Memorandum and related matters were discussed and, although such counsel need not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained or incorporated in the Offering Memorandum, no facts have come to such counsel's attention that lead it to believe that the Offering Memorandum (and the Incorporated Documents), as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel need not assume any responsibility for or independently verify the accuracy, completeness or fairness of the financial statements and schedules and other financial data included or incorporated in the Offering Memorandum and need express no view as to the accounting or financial records from which such financial statements, schedules and data are derived.

                  In rendering such opinion, such counsel will state that, except as set forth in the next sentence, its opinions are limited to, and do not express any opinion as to any laws other than, the Federal Law of the United States, the laws of the State of California, and the General Corporation Law of the State of Delaware, in each case as in effect on the date thereof. Notwithstanding the foregoing, (A) the opinions in Paragraphs (iii), (iv), (v) and (vi) above relating to the enforceability of the agreements named therein may be limited to, and such counsel need not express any opinion as to such matters under any laws other than, the laws of the State of New York as in effect on the date thereof, (B) the opinions in Paragraphs (iii), (iv), (v) and (vi) above relating to the valid and legally binding nature of the agreements named therein on the entities executing the same (as distinguished from the enforceability of such agreements) shall also be expressed as to the laws of the State of New York as in effect on the date thereof and (C) the term "Law and Legal Requirements" as used in Paragraph (vii) above shall include the laws of the State of New York as in effect on the date thereof.

          (e) The Company shall have received from the lenders under the Bank Credit Facility all consents, waivers and authorizations necessary for the consummation of the transactions contemplated hereby, in form and substance reasonably satisfactory to the Initial Purchasers.

          (f) The Initial Purchasers shall have received on the Closing Date the following opinions, dated the Closing Date, addressed to the Initial Purchasers and in form and substance reasonably satisfactory to the Initial Purchasers, with respect to certain gaming matters and matters of local law:

                  (i) Opinion of Schreck Morris, gaming counsel for the Company and the Guarantors in the State of Nevada;

                  (ii) Opinion of Smith Martin, gaming counsel for the Company and the Guarantors in the State of Louisiana;

                  (iii) Opinion of Watkins Ludlam Winter & Stennis, P.A., gaming counsel for the Company and the Guarantors in the State of Mississippi;

                  (iv) Opinion of Jennings, Strouss & Salmon, P.L.C., counsel for the Company and the Guarantors in the State of Arizona;

                  (v) Opinion of Johnson Smith Pence Densborn Wright & Heath LLP, counsel for the Company and the Guarantors in the State of Indiana;

                  (vi) Opinion of Leonard, Street and Deinard, counsel for the Company and the Guarantors in the State of Minnesota; and

                  (vii) Opinion of Davis, Graham & Stubbs LLP, counsel for the Company and the Guarantors in the State of Colorado.

          (g) The Initial Purchasers shall have received from Latham & Watkins, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Series A Notes, the Series A Guarantees, the Offering Memorandum and other related matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (h) On the Closing Date, the Initial Purchasers shall have received from Arthur Andersen LLP, a letter, in form and substance satisfactory to the Initial Purchasers, addressed to the Initial Purchasers (i) confirming that they are independent public accountants under Rule 101 of the AICPA's Code of Professional Conduct, and its interpretation and rulings and (ii) stating, as of the Closing Date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to Initial Purchasers in connection with registered public offerings.

          (i) (i) Neither the Company nor any of its subsidiaries shall have sustained since the respective dates as of which information is given in the Offering Memorandum any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum or in the Incorporated Documents or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of the Guarantors or any change, or any development involving a prospective change, in or affecting the business, management, financial position, stockholders' equity or results of operations of the Company and the Guarantors taken as a whole, otherwise than as set forth or contemplated in the Offering Memorandum or the Incorporated Documents, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or the delivery of the Notes and the Guarantees being delivered on the Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

          (j) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

          (k) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (ii) a banking moratorium shall have been declared by Federal or New York state authorities; or (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or there shall have occurred such a material adverse change in general economic, political or financial conditions, the effect of any of the items in this clause (iii) on the financial markets of the United States or the market for the Notes is such as to make it, in the judgment of the Initial Purchasers, impracticable or inadvisable to proceed with the sale or delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

          (l) (i) There shall not have been any material increase in the consolidated short-term or consolidated long-term debt of the Company or any Guarantor (other than in the ordinary course of business) from that set forth in or contemplated by the Offering Memorandum or the Incorporated Documents; (ii) there shall not have been, since the respective dates as of which information is given in the Offering Memorandum, except as otherwise expressly stated in the Offering Memorandum or the Incorporated Documents, (A) any material adverse change in the condition (financial or other), business, prospects, liabilities (contingent or otherwise), properties, net worth, solvency or results of operations of the Company and the Guarantors taken as a whole or (B) any other event which should have been set forth in a supplement or amendment to the Offering Memorandum; (iii) the Company and the Guarantors shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and the Guarantors taken as a whole, other than those reflected in the Offering Memorandum or the Incorporated Documents; (iv) each of the representations and warranties of the Company and each of the Guarantors contained in this Agreement shall be true and correct (A) on and as of the date hereof and (B) in all material respects (except for those representations and warranties that are qualified as to materiality or Material Adverse Effect, which shall be true and correct as written) on and as of the Closing Date as if made on and as of the Closing Date and the Company and the Guarantors have complied with all their agreements contained herein, and the conditions set forth in Section 7(b) and 7(i); (v) the Company and each Guarantor shall have executed and delivered each other Operative Document to which the Company or such Guarantor is or is required to be a party; (vi) as of the Closing Date the Company is not, nor will it be, as a result of or after giving effect to the issuance of the Notes and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby, (x) insolvent, (y) left with an unreasonably small capital with which to engage in its existing and anticipated businesses or (z) incurring debts beyond its ability to pay such debts as they mature; (vii) collectively, the Guarantors are not as of the Closing Date nor will they be, after giving effect to the issuance of the Notes and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, (x) insolvent, (y) left with an unreasonably small capital with which to engage in their respective existing and anticipated businesses or (z) incurring debts beyond their ability to pay such debts as such debts mature; and (viii) the Initial Purchasers shall have received a certificate, dated the Closing Date and signed on behalf of the Company by the chief executive officer and the chief financial officer of the Company and by the chief financial officer or a vice president of each Guarantor (or such other officers as are acceptable to the Initial Purchasers), certifying each of the matters set forth in this Section 7(l) and to the effect that, such individuals have carefully examined the Offering Memorandum and, in their opinion the Offering Memorandum (including the Incorporated Documents) as of its date and as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (m) The Notes shall have been approved for trading on PORTAL.

          (n) The Company and the Guarantors shall have furnished or caused to be furnished to the Initial Purchasers such further certificates, documents and opinions as the Initial Purchasers shall have reasonably requested.

          (o) There shall not have been made any amendment or supplement to the Offering Memorandum to which any of the Initial Purchasers has objected.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

     8.  Indemnification and Contribution.

         (a) The Company and the Guarantors shall jointly and severally indemnify and hold harmless each Initial Purchaser, its officers, employees and agents and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Initial Purchaser, officer, agent, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Offering Memorandum or in any amendment or supplement thereto or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Series A Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), or (ii) the
                                        --------------------
omission or
alleged omission to state in the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Initial Purchaser and each such officer, employee, agent or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, officer, employee, agent or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made (i) in the Offering Memorandum, or in any such amendment or supplement, or in any Blue Sky Application, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchaser specifically for inclusion therein, or (ii) in the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, if a copy of the Offering Memorandum (as then amended or supplemented and provided by the Company through the Closing Date) was not sent or given by or on behalf of such Initial Purchasers to the person asserting any such loss, claim, damage, liability or expense, at or prior to the written confirmation of the sale of the Notes and the Offering Memorandum (as of the Closing Date) could have corrected such untrue or alleged untrue statement or such omission or alleged omission. The foregoing indemnity agreement is in addition to any liability which the Company and the Guarantors may otherwise have to any Initial Purchaser or to any officer, employee or controlling person of that Initial Purchaser.

          (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, the Guarantors, their officers, employees, and agents, each of their directors, and each person, if any, who controls the Company and the Guarantors within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, the Guarantors or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Offering Memorandum or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of that Initial Purchaser specifically for inclusion therein, and shall reimburse the Company, the Guarantors and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company, such Guarantor or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Initial Purchaser may otherwise have to the Company, the Guarantors or any such director, officer, employee or controlling person.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable, under applicable standards of professional conduct, for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to one local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by Lehman Brothers Inc., if the indemnified parties under this Section 8 consist of Initial Purchasers or any of their respective officers, employees or controlling persons, or by the Company, if the indemnified parties under this Section consist of the Company, the Guarantors or any of the Company's or the Guarantors' directors, officers, employees or controlling persons. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Series A Notes and the Series A Guarantees or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Notes purchased under this Agreement (before deducting expenses) received by the Company and the Guarantors, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Series A Notes and the Series A Guarantees purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Series A Notes under this Agreement. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Guarantors or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Series A Notes purchased by it were resold to Eligible Purchasers exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

          (e) The Initial Purchasers severally confirm and the Company and the Guarantors acknowledge that the last paragraph on the cover page, the stabilization legend on page iv and the seventh, eighth, and last paragraphs under the caption "Plan of Distribution" constitute the only information concerning such Initial Purchasers furnished in writing to the Company by or on behalf of the Initial Purchasers specifically for inclusion in the Offering Memorandum.

     9. Default By One or More of the Initial Purchasers. If any Initial Purchaser shall default in its obligation to purchase the Notes which it has agreed to purchase hereunder, and if the aggregate principal amount of the Notes to remain unpurchased does not exceed 10% of the aggregate principal amount of all the Notes to be purchased hereunder, each non-defaulting Initial Purchaser shall be required to purchase its pro rata share (based upon the principal amount of Notes which such Initial Purchaser agreed to purchase hereunder) of the Notes of such defaulting Initial Purchaser or Initial Purchasers. If after giving effect to the foregoing, any of the Notes remain unpurchased, each of the Company and any non-defaulting Initial Purchaser shall have the right, but not the obligation, to terminate this Agreement, without liability on the part of any non-defaulting Initial Purchaser or the Company, except for the expenses to be borne by the Company and the Initial Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof. Nothing herein shall relieve a defaulting Initial Purchaser from liability for its default.

     10. Termination. The obligations of the Initial Purchasers hereunder may be terminated by Lehman Brothers Inc. by notice given to and received by the Company prior to delivery of and payment for the Series A Notes and the Series A Guarantees if, prior to that time, any of the events described in Sections 7(i), 7(j) or 7(k) shall have occurred, the lenders under the Bank Credit Facility shall not have consented to the issuance and sale of the Notes and the use of proceeds therefrom or if the Initial Purchasers shall decline to purchase the Series A Notes for any reason permitted under this Agreement. The obligations of the Company and the Guarantors hereunder may be terminated by the Company by notice given to and received by Lehman Brothers Inc. prior to delivery of and payment for the Series A Notes and the Series A Guarantees.

     11. Reimbursement of Initial Purchasers' Expenses. If the Company and the Guarantors shall fail to tender the Series A Notes and the Series A Guarantees for delivery to the Initial Purchasers by reason of any failure, refusal or inability on the part of the Company and the Guarantors to perform any agreement on its part to be performed, or because any other condition of the Initial Purchasers' obligations hereunder required to be fulfilled by the Company and the Guarantors is not fulfilled, the Company and the Guarantors will reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Series A Notes and the Series A Guarantees, and upon demand the Company and the Guarantors shall pay the full amount thereof to Lehman Brothers Inc. The Company's refusal to tender the Series A Notes and Series A Guarantees pursuant to Section 9 hereof shall not trigger any obligation by the Company to reimburse the Initial Purchasers' expenses.

     12. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

               (a) if to the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-526-6588), with a copy to Latham & Watkins, 633 West Fifth Street, Suite 4000, Los Angeles, California 90071, Attention: Gary Olson, Esq. (Fax: 213-891-8763) and, in the case of any notice pursuant to Section 8, to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., Three World Financial Center, 10th Floor, New York, NY 10285; and

               (b) if to the Company and the Guarantors, shall be delivered or sent by mail, telex or facsimile transmission to Hollywood Park, Inc. 1050 South Prairie Avenue, Inglewood, California 90301, Attention: G. Michael Finnigan (Fax: 310-671-4460), with a copy to Irell & Manella LLP, 1800 Avenue of the Stars, Suite 900, Los Angeles, California 90067, Attention:
     Alvin G. Segel, Esq. (Fax: 310-203-7199).

          Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by Lehman Brothers Inc.

     13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, the Guarantors and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(A) the representations, warranties, indemnities and agreements of the Company and the Guarantors contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Initial Purchaser within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Initial Purchasers contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Company and the Guarantors and any person controlling the Company and the Guarantors within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     14. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and the Guarantees and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

     15. Definitions. For purposes of this Agreement: (a) "business day" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close; (b) "subsidiary" has the meaning set forth in Rule 405 of the rules and regulations of the Commission under the Securities Act; and
(c), unless otherwise defined, the phrase "to the Company's knowledge" and similar phrases refer to the knowledge of the senior executives of the Company.

     16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

     17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

     18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                            [Signature pages follow]

          If the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

                              Very truly yours,

                              HOLLYWOOD PARK, INC.


                              By:  /s/  G. Michael Finnigan
                                ------------------------------
                                Name: G. Michael Finnigan
                                Title: Chief Financial Officer


                              HOLLYWOOD PARK OPERATING COMPANY


                              By:  /s/  G. Michael Finnigan
                                -----------------------------
                                Name: G. Michael Finnigan
                                Title: Chief Financial Officer


                              HP CASINO, INC.


                              By:  /s/  G. Michael Finnigan
                                ------------------------------
                                Name: G. Michael Finnigan
                                Title: Chief Financial Officer


                              HOLLYWOOD PARK FALL OPERATING COMPANY


                              By:  /s/  G. Michael Finnigan
                                ------------------------------
                                Name: G. Michael Finnigan
                                Title: Executive Vice President


                              HOLLYWOOD PARK FOOD SERVICES, INC.


                              By:  /s/  G. Michael Finnigan
                                ------------------------------
                                Name: G. Michael Finnigan
                                Title: Executive Vice President

                              TURF PARADISE, INC.


                              By:  /s/  G. Michael Finnigan
                                ------------------------------
                                Name: G. Michael Finnigan
                                Title: Vice President


                              CRYSTAL PARK HOTEL AND CASINO DEVELOPMENT COMPANY, LLC


                              By:  HP/Compton, Inc.
                                   its Manager

                              By:  /s/  G. Michael Finnigan
                                ------------------------------
                                Name: G. Michael Finnigan
                                Title: Chief Financial Officer


                              HP/COMPTON, INC.


                              By:  /s/  G. Michael Finnigan
                                ------------------------------
                                Name: G. Michael Finnigan
                                Title: Chief Financial Officer


                              HP YAKAMA, INC.



                              By:  /s/  G. Michael Finnigan
                                ------------------------------
                                Name: G. Michael Finnigan
                                Title: Vice President


                              HP YAKAMA CONSULTING, INC.


                              By:  /s/  G. Michael Finnigan
                                ------------------------------
                                Name: G. Michael Finnigan
                                Title: Vice President


                              BOOMTOWN, INC.


                              By:  /s/  G. Michael Finnigan
                                ------------------------------
                                Name: G. Michael Finnigan
                                Title: Vice President

                              BOOMTOWN HOTEL & CASINO, INC.


                              By:  /s/  G. Michael Finnigan
                                ------------------------------
                                Name: G. Michael Finnigan
                                Title: Chief Financial Officer


                              LOUISIANA GAMING ENTERPRISES, INC.


                              By:  /s/  G. Michael Finnigan
                                ------------------------------
                                Name: G. Michael Finnigan
                                Title: Chief Financial Officer


                              LOUISIANA-I GAMING, A LOUISIANA PARTNERSHIP IN COMMENDAM


                              BY:  Louisiana Gaming Enterprises, Inc.
                                   its general partner


                              By:  /s/  G. Michael Finnigan
                                ------------------------------
                                Name: G. Michael Finnigan
                                Title: Chief Financial Officer


                              BAYVIEW YACHT CLUB, INC.


                              By:  /s/  G. Michael Finnigan
                                ------------------------------
                                Name: G. Michael Finnigan
                                Title: Vice President


                              MISSISSIPPI-I GAMING, LP


                              By:  Bayview Yacht Club, Inc.
                                   its general partner


                              By:  /s/  G. Michael Finnigan
                                ------------------------------
                                Name: G. Michael Finnigan
                                Title: Vice President

                              BOOMTOWN HOOSIER, INC.


                              By:  /s/  G. Michael Finnigan
                                ------------------------------
                                Name: G. Michael Finnigan
                                Title: Vice President


                              INDIANA VENTURES LLC


                              BY:  Boomtown Hoosier, Inc.
                                   its Manager


                              By:  /s/  G. Michael Finnigan
                                ------------------------------
                                Name: G. Michael Finnigan
                                Title: Vice President


                              PINNACLE GAMING DEVELOPMENT CORP.


                              By:  /s/  G. Michael Finnigan
                                ------------------------------
                                Name: G. Michael Finnigan
                                Title: President


                              SWITZERLAND COUNTY DEVELOPMENT CORP.


                              By:  /s/  G. Michael Finnigan
                                ------------------------------
                                Name: G. Michael Finnigan
                                Title: Vice President


                              CASINO MAGIC CORP.


                              By:  /s/  G. Michael Finnigan
                                ------------------------------
                                Name: G. Michael Finnigan
                                Title: Vice President


                              MARDI GRAS CASINO CORP.


                              By:  /s/  G. Michael Finnigan
                                ------------------------------
                                Name: G. Michael Finnigan
                                Title: Vice President

                              BILOXI CASINO CORP.


                              By:  /s/  G. Michael Finnigan
                                ------------------------------
                                Name: G. Michael Finnigan
                                Title: Vice President


                              CASINO MAGIC FINANCE CORP.


                              By:  /s/  G. Michael Finnigan
                                ------------------------------
                                Name: G. Michael Finnigan
                                Title: Vice President


                              CASINO MAGIC AMERICAN CORP.


                              By:  /s/  G. Michael Finnigan
                                ------------------------------
                                Name: G. Michael Finnigan
                                Title: Vice President


                              BAY ST. LOUIS CASINO CORP.


                              By:  /s/  G. Michael Finnigan
                                ------------------------------
                                Name: G. Michael Finnigan
                                Title: Vice President


                              CASINO ONE CORPORATION


                              By:  /s/  G. Michael Finnigan
                                ------------------------------
                                Name: G. Michael Finnigan
                                Title: Vice President

Accepted:



LEHMAN BROTHERS INC.
CIBC OPPENHEIMER CORP.
MORGAN STANLEY & CO. INCORPORATED
NATIONSBANC MONTGOMERY SECURITIES LLC
SG COWEN SECURITIES CORPORATION
WASSERSTEIN PERELLA SECURITIES, INC.

               By:  LEHMAN BROTHERS INC.

               BY: /s/ Robert Heller
                 ----------------------------
                 Authorized Representative

                                   SCHEDULE 1


                                                                            Principal
Initial Purchasers:                                                      Amount of Notes
------------------                                                       ---------------
Lehman Brothers Inc................................................         $175,000,000
                                                                            ------------
CIBC Oppenheimer Corp..............................................         $ 35,000,000
                                                                            ------------
Morgan Stanley & Co. Incorporated..................................         $ 35,000,000
                                                                            ------------
NationsBanc Montgomery Securities LLC..............................         $ 35,000,000
                                                                            ------------
SG Cowen Securities Corporation....................................         $ 35,000,000
                                                                            ------------
Wasserstein Perella Securities, Inc................................         $ 35,000,000
                                                                            ------------
Total                                                                       $350,000,000
                                                                            ============

                                      I-1